                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                   FORM 8-K/A


                                 AMENDMENT NO.1

                                       TO

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) November 20, 2001


                               Caminus Corporation

               (Exact Name of Registrant as Specified in Charter)



          Delaware                  000-28085                    13-4081739
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)




  825 Third Avenue, New York, New York                                   10022
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's telephone number, including area code   (212) 515-3600



                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         On December 5, 2001, Caminus Corporation, a Delaware corporation (the "Company"), filed a Current Report on Form 8-K (the "Form 8-K") to report the completion of its acquisition of Altra Software Services, Inc., a Delaware corporation ("Altra Software"). Pursuant to Item 7 of the Form 8-K, the Company indicated that it would file certain financial information by amendment to the Form 8-K no later than February 4, 2002.

         This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the financial statements of the business acquired and the pro forma financial information required by Item 7.

(a)               Financial Statements of Business Acquired.

                  The financial statements of Altra Software required by this item are included as Exhibit 99.4 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

(b)               Pro Forma Financial Information.

                  The pro forma financial information required by this item is included as Exhibit 99.5 to this Amendment No. 1 to Current Report on Form 8-K/A and is incorporated herein by reference.

(c)               Exhibits.

                  See Exhibit Index.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAMINUS CORPORATION



Dated: February 4, 2002                 By: /s/ Joseph P. Dwyer
       ----------------                     --------------------------------
                                                Joseph P. Dwyer
                                                Executive Vice President and
                                                Chief Financial Officer




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                                  EXHIBIT INDEX

         2.1* Stock Purchase Agreement, dated as of October 12, 2001, by and between Caminus Corporation and Altra Energy Technologies, Inc.

         23.1     Consent of Arthur Andersen LLP.

         99.1* Term Credit Agreement, dated as of November 20, 2001, between Caminus Corporation and Blue Ridge Investments, LLC.

         99.2* Registration Rights Agreement, dated as of November 20, 2001, by and between Caminus Corporation and Altra Energy Technologies, Inc.

         99.3* Escrow Agreement, dated as of November 20, 2001, by and among Caminus Corporation, Altra Energy Technologies, Inc. and JP Morgan Chase Bank.

         99.4     Financial Statements of Altra Software.

         99.5     Pro Forma Financial Information (unaudited).

         -----------------

         * Previously filed with the Current Report on Form 8-K, filed on December 5, 2001.




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